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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 23, 2004
                               (November 19, 2004)

                          COMMONWEALTH INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                   0-25642                    13-3245741
 (State of incorporation)    (Commission File Number)     (I.R.S. Employer
                                                         Identification No.)

    500 West Jefferson Street
     PNC Plaza - 19th Floor
      Louisville, Kentucky                            40202-2823
(Address of principal executive office)               (Zip Code)

       Registrant's telephone number, including area code: (502) 589-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations
Item 1.01  Entry into a Material Definitive Agreement.

On November 19, 2004, Commonwealth Industries, Inc. ("Commonwealth"), the subsidiary guarantors named in the Indenture (as defined below), and BNY Midwest Trust Company, as successor to Harris Trust and Savings Bank, as trustee under the Indenture, dated as of September 20, 1996, as supplemented by the First Supplemental Indenture, dated as of November 12, 1996, the Second Supplemental Indenture, dated as of October 16, 1998, the Third Supplemental Indenture, dated as of December 31, 1999, and the Fourth Supplemental Indenture, dated as of December 31, 2000 (together, the "Indenture"), executed a supplement to the Indenture (the "Fifth Supplemental Indenture"). The Fifth Supplemental Indenture was executed following receipt of the requisite consent of the holders of Commonwealth's 10.75% Senior Subordinated Notes due 2006 (the "Notes") necessary to authorize the execution of the Fifth Supplemental Indenture. The Fifth Supplemental Indenture waives Commonwealth's compliance with certain of the notice provisions, and eliminates most of the restrictive covenants, events of default and related provisions in the Indenture. The Fifth Supplemental Indenture will become effective upon the purchase by Commonwealth, by acceptance for payment, of all Notes that are validly tendered (and not withdrawn) pursuant to the Offer to Purchase and Consent Solicitation Statement, dated October 21, 2004, and the related Consent and Letter of Transmittal, which time will be following the completion of the merger of Silver Fox Acquisition Company ("Silver Fox") with and into Commonwealth, pursuant to the Agreement and Plan of Merger, dated as of June 16, 2004, among IMCO Recycling Inc., Silver Fox and Commonwealth.

The foregoing description of the Fifth Supplemental Indenture does not purport to be complete, and is qualified in its entirety by reference to the Fifth Supplemental Indenture, which is filed as Exhibit 4.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.

(c) Exhibits.

    Exhibit No.                             Exhibit
    -----------                             -------
        4.1           Fifth Supplemental Indenture, dated as of
                      November 19, 2004, among Commonwealth Industries, Inc., subsidiary guarantors named therein and BNY Midwest Trust Company, as trustee.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    COMMONWEALTH INDUSTRIES, INC.

                                    By /s/ Henry Del Castillo
                                       ---------------------------------------
                                       Henry Del Castillo
                                       Vice President Finance


Date:  November 23, 2004

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                                   Exhibit Index
                                   -------------
Exhibit
Number                  Description
-------   -----------------------------------------------------

4.1 Fifth Supplemental Indenture, dated as of November 19, 2004, among Commonwealth Industries, Inc., subsidiary guarantors named therein and BNY Midwest Trust Company, as trustee.